Exhibit 99.1

                             SUBSCRIPTION AGREEMENT

                            ENERGY RIVER CORPORATION
                                 P.O. BOX 27585
                              SCOTTSDALE, AZ 85255


     Energy River Corporation, a Nevada Corporation ("ENERGY") is issuing units consisting of common stock (the "UNITS").

     1. SUBSCRIPTION. Subject to the terms and conditions hereof the undersigned hereby irrevocably tenders this Subscription Agreement for Fifty Million (42,000,000) Units, together with the payment in cash or by check of Twenty-Five Thousand Dollars ($25,000). Tender of the above-mentioned funds, this Agreement and other subscription documents (the Subscription Documents") shall be made by delivery of them to ENERGY. The check should be made payable to REGENCY GROUP, LTD.

     2. RECEIPT OF MEMORANDUM. The undersigned acknowledges there is no Memorandum with this agreement.

     3. RIGHT OF COMPANY TO REJECT SUBSCRIPTION. The undersigned acknowledges that Regency shall have the absolute right to accept or reject this subscription.

     4. REPRESENTATIONS AND WARRANTIES. The undersigned hereby makes the following representations and warranties to ENERGY.

          (A) (i) I have adequate means of providing for my current needs and possible personal contingencies, and I have no need for liquidity with regard to my investment in the Units; and (ii) I have a net worth sufficient to bear the risk of losing my entire investment in the Units; and (iii) I have, alone or together with my Purchaser Representative (as hereinafter defined), such knowledge and experience in financial and business matters that I am capable of evaluating the relative risks and merits of this investment; and (iv) I do not have an overall commitment to non-readily marketable investments which is disproportionate to my net worth and the investment subscribed for herein will not cause such overall commitment to become excessive; and (v) I am an ACCREDITED INVESTOR. (Please indicate by placing an "X" in the spaces provided below which category applies)

         ____     (a) A director of executive officer of the issuer;

         ____ (b) A natural person whose individual net worth, or joint net worth, with that person's spouse, at the time of his purchase exceeds $ 1,000,000;
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         ____     (c) A natural person who had an individual income in excess of
                  $ 200,000 in each of the two most recent years or joint income with that person's spouse in excess of $ 300,000 in each of those years, and who reasonably expects in excess of that level in the current year;

         ____ (d) A bank as defined in Section 3(a)(2) of the Securities Act of 1933, or savings and loan association or other institution specified in Section 3(a)(5)(A) of the Act whether acting in its' individual or fiduciary capacity; and broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act of 1933; and investment Company registered under the Investment Partnership Act of 1940; or a business development company as defined in Section 2(a)(48) of that Act; a small business investment Company licensed by the U.S. Small Business Adminis- tration Act of 1958; an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is a savings and loan association, or if the Employee benefit plan has total assets in excess of $ 5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

         ____     (e) A private business development company as defined in
                  Section 202(a)(22) of the Investment Advisors Act of 1940;

         ____ (f) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered with total assets in excess of $ 5,000,000;

         ____ (g) A trust, with total assets in excess of $ 5,000,000, no formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(iii); or

         ____ (h) An entity in which all of the equity owners are accredited investors.

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          (B) The address set forth below is my true and correct residence, and
I have no present intention of becoming a resident of any other state or jurisdiction.

          (C) I acknowledge that if a "Purchaser Representative" (which shall have the same meaning as defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act of 1933) has been utilized by me: (i) I have completed and executed the Purchaser Representative Form contained in the Purchaser Questionnaire; (ii) I have been advised by my Purchaser Representative as to the merits and risks of the investment and the suitability of the investment for me; and (iii) my Purchase Representative has confirmed to me in writing any past, present or future material relationship, actual or contemplated, between the Purchaser Representative and ENERGY or any Affiliate (as defined in Rule 405 promulgated pursuant to the Securities Act of 1933) thereof.

          (D) I have received and read, or reviewed with my Purchaser Representative, if any, and am familiar with this Subscription Agreement, and I confirm that all documents, records and books pertaining to ENERGY and requested by me or my Purchaser Representative have been made available to me and/or to my Purchaser Representative.

          (E) The undersigned and/or my Purchaser Representative have had an opportunity to ask questions of and receive answers from ENERGY, or a person or persons acting on its' behalf, concerning the terms and conditions of this investment.

          (F) I understand that the Units and the common stock of ENERGY have not been registered under the Securities Act of 1933 or any state securities acts, in reliance on one or more exemptions from registration under the Securities Act of 1933 or under such state acts, and I further understand that I am purchasing the Units without being furnished any offering literature.

          (G) The Units for which I hereby subscribe are being acquired solely for my own account, for investment, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; I have no present plans to enter into any such contract, undertaking, agreement or arrangement. In order to induce ENERGY to issue and sell the Units subscribed for hereby to me, it is agreed that ENERGY will have no obligation to recognize the ownership, beneficial or otherwise, of such Units by anyone but me.

          (H) I have received, completed and returned the Purchaser Questionnaire relating to my general ability to bear the risk of an investment in the ENERGY Units and my suitability as an investor, and I hereby affirm the correctness of my answers in such Questionnaire.

          (I) The person, if any, executing the Purchaser Representative Questionnaire, a copy of which has been received by me, is acting and is hereby designated to act as my Purchaser Representative in connection with the offer or sale of the Units to me. This designation was made with the knowledge of the representations and disclosures made in such Purchaser Representative Questionnaire and materials.

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          (J) I acknowledge and am aware of the following:

               (i) That the Units are speculative investments that involve a high degree of risk of loss by me of my entire investment.

               (ii) There are substantial restrictions on the transferability of the Units, will not be, and investors have no right to require that the Units and common stock be registered under the Securities Act of 1933; there will be no public market for the Units; I will not be able to avail myself of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act of 1933 until I have held the common stock for at least one year and that it may not be possible for me to liquidate my investment.

          (K) I am a resident of the State of Arizona.

          The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery of the funds to ENERGY and shall survive such delivery. If in any respect such representations and warranties shall not be true and accurate prior to delivery of the funds, I shall give written notice of such fact to ENERGY and to my Purchaser Representative, if any, specifying which representations and warranties are not true and accurate and the reasons therefore.

          (L) The undersigned has had an opportunity to ask questions of and receive satisfactory answers from ENERGY, or any person or persons acting on behalf of ENERGY, concerning the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of the undersigned.

          (M) The undersigned has received no representations or warranties other than any from ENERGY or its' employees or agents, and in making his investment decision, he, or she is relying solely on the information from investigations made by him, or her, or (if acceptable) his, or her, Purchaser Representative.

     5. INDEMNIFICATION. I acknowledge that I understand the meaning and legal consequences of the representations and warranties contained in Section 4 hereof, and I hereby agree to indemnify and hold harmless ENERGY and its' employees, officers, and directors, from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty made by me in this investment.

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     6. TITLE. I desire to take title to my Units as follows:

        ____  (a) Individually, as a single person;
        ____  (b) Husband and Wife, as community property;
        ____  (c) Joint Tenants;
        ____  (d) Tenants in Common;
        ____  (e) Separate property;
        ____  (f) As custodian of, under the Uniform Gifts to Minors Act;
        _X_   (g) Other, e.g. corporate, company, custodian, trustee, etc.

         *** Indicate an exact name and present address on Subscription
                              Page (last page) ***

     7. NO WAIVER. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not hereby or in any other manner waive any rights granted to him under the federal state securities laws.

     8. TRANSFERABILITY. The undersigned shall not transfer or assign this agreement or any of his, or her, interests herein, and shall not assign or transfer the Units.

     9. REVOCATION. The undersigned shall not cancel, terminate or revoke this Agreement or any agreement of the undersigned made hereunder. This agreement shall survive the death or disability of the undersigned except as provided below.

     10. MISCELLANEOUS.

          (A) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the address set forth below and to ENERGY.

          (B) Notwithstanding the place where this Agreement is executed by any of the parties hereto, the parties expressly agree that all of the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

          (C) This agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and may be amended only by a writing executed by all parties hereto.

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                                SUBSCRIPTION PAGE

                            ENERGY RIVER CORPORATION

     The undersigned agrees to purchase Units of Investment consisting of one
(1) shares of the common restricted 144 shares of Energy River Corporation, (also known as Regency Group Ltd.). If the subscription, stated below, is accepted by ENERGY the undersigned hereby executes and agrees to all the terms of the offering and hereby agrees to fill out the Subscription Agreement as attached.

MAKE ALL CHECKS PAYABLE TO: "REGENCY GROUP, LTD."

DELIVER TO: 7263 E. San Alfredo Drive, Scottsdale, AZ 85258

Purchaser: Corporate Communications Network, Inc. Subscription: 42,000,000 Units


     /s/ Steven Kerr
(Signature or Title, if any)                      Tax Year Ends: 2003

Date: February 20, 2003                           Tax ID or SSN #: 88-0310844

Mailing Address:                                  Residence Address:

7025 E. 1st Ave., Suite #5                        7025 E. 1st Ave., Suite #5
Scottsdale, AZ 85251                              Scottsdale, AZ 85251

Telephone Number: 480 945-2232                    Telephone Number: 480 945-2232

Accepted this 20 day of February, 2003

ENERGY RIVER CORPORATION.

BY: /s/ Terry Neild

THE UNITS SUBSCRIBED FOR HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH A REGISTRATION IS NOT REQUIRED.





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Memorandum #                                  Prospective Investor

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